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                                                                     Exhibit 4.1



                  SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 16, 2000 (this "AGREEMENT"), among Kozmo.com, Inc., a Delaware corporation (the "CORPORATION"), and the stockholders of the Corporation identified on Annex I (each a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").


                                 R E C I T A L S

                  WHEREAS, the Corporation and the Stockholders except the New Investors (as defined herein) entered into a First Amended and Restated Registration Rights Agreement dated as of December 23, 1999 (the "EXISTING AGREEMENT");

                  WHEREAS, pursuant to a securities purchase agreement dated as of the date hereof (the "SECURITIES PURCHASE AGREEMENT"), the New Investors have agreed to purchase 11,353,107 newly issued shares of 8% Series F Convertible Preferred Stock, par value $.01 per share (the "SERIES F PREFERRED STOCK"), from the Corporation, and certain other Stockholders have agreed to purchase, in the aggregate, 3,918,974 newly issued shares of Series F Preferred Stock from the Corporation;

                  WHEREAS, the parties wish to amend and restate the Existing Agreement by adding the New Investors as parties thereto and modifying certain other provisions thereof;

                  NOW, THEREFORE, the parties hereby agree that the Existing Agreement is amended and restated in its entirety as follows:

                  SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" means the U.S. Securities and Exchange Commission or any successor agency.

                  "COMMON STOCK" means the common stock, par value $.001 per share, of the Corporation.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "FOUNDERS" means Joseph Park and Yong Kang.


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                  "FOUNDERS' REGISTRABLE SHARES" means the shares of the Common
Stock held by the Founders.

                  "NEW INVESTORS" means, collectively, Starbucks Asset Management Corporation, Hikari Tsushin, Inc., Techvantage Partners, L.P., Techvantage Overseas Fund Inc., Techvantage Qualified Partners, L.P., Semper Ventures, LLC, Amerindo Technology Growth Fund II, Inc., Sands Brothers/Amerindo Technology Associates LLC, Sands Brothers/Amerindo Technology Associates Institution LLC, Sands Brothers/Amerindo Technology Offshore Associates LLC, Litton Master Trust, James Stableford, Joaquin Garcia-Larrieu, Marc Weiss, Axalon (Offshore) I, L.P, Hyosung Corporation, NeoCarta Ventures, L.P., NeoCarta Scout Fund, L.L.C., S. Taylor Glover, Sands Brothers Venture Capital LLC, SB e-Order Associates LLC, PCG Ventures, eTrillium, L.L.C., Gramercy Trust III, The Roosevelt Group, Time Warner Entertainment Company, L.P., Columbia TriStar Home Video and Liberty Digital, Inc.

                  "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

                  "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

                  "REGISTRATION DATE" means the date upon which a registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

                  "REGISTRABLE SHARES" means, collectively, the Series F Registrable Shares, the Series E Registrable Shares, the Series D Registrable Shares, the Series C Registrable Shares, the Series B Registrable Shares and the Founder's Registrable Shares. For purposes of this Agreement, any Registrable Shares shall cease to be Registrable Shares (i) when they have been registered under the Securities Act (the registration statement in connection therewith has been declared effective) and disposed of pursuant to such effective registration statement, (ii) when they are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned, (iii) when they have been sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)) or (iv) on the last day of any three-month period within which they may be sold or distributed without registration pursuant to Rule 144.

                  "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
144A).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "SERIES B PREFERRED STOCK" means the 8% Series B Convertible Preferred Stock, par value $.01 per share, of the Corporation.


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                  "SERIES B PREFERRED STOCKHOLDERS" means the holders of the
Series B Preferred Stock, and shall include any successor to, or assignee or transferee of, any of the Series B Preferred Stockholders who shall agree in writing to be treated as a Series B Preferred Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                  "SERIES B REGISTRABLE SHARES" means shares of Common Stock issuable upon the conversion of shares of the Series B Preferred Stock.

                  "SERIES C PREFERRED STOCK" means the 8% Series C Convertible Preferred Stock, par value $.01 per share, of the Corporation.

                  "SERIES C PREFERRED STOCKHOLDERS" means the holders of the Series C Preferred Stock, and shall include any successor to, or assignee or transferee of, any of the Series C Preferred Stockholders who shall agree in writing to be treated as a Series C Preferred Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                  "SERIES C REGISTRABLE SHARES" means shares of Common Stock issuable upon the conversion of the Series C Preferred Stock.

                  "SERIES D MAJORITY IN INTEREST" means, at any point in time on an as-converted basis, holders of Series D Preferred Stock representing in the aggregate at least two-thirds of the Common Stock issuable upon the conversion of the Series D Preferred Stock.

                  "SERIES D PREFERRED STOCK" means the 8% Series D Convertible Preferred Stock, par value $.01 per share, of the Corporation.

                  "SERIES D PREFERRED STOCKHOLDERS" means the holders of the Series D Preferred Stock, and shall include any successor to, or assignee or transferee of, any of the Series D Preferred Stockholders who shall agree in writing to be treated as a Series D Preferred Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                  "SERIES D REGISTRABLE SHARES" means shares of Common Stock issuable upon the conversion of shares of the Series D Preferred Stock.

                  "SERIES E MAJORITY IN INTEREST" means, at any point in time on an as-converted basis, holders of Series E Preferred Stock representing in the aggregate at least a majority of the Common Stock issuable upon the conversion of the Series E Preferred Stock (including, for purposes of this Agreement, those shares of Common Stock issuable upon conversion of those shares of Series E Preferred Stock issuable upon exercise of any warrants to acquire Series E Preferred Stock granted by the Corporation).

                  "SERIES E PREFERRED STOCK" means the 8% Series E Convertible Preferred Stock, par value $.01 per share, of the Corporation.


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                  "SERIES E PREFERRED STOCKHOLDERS" means the holders of the
Series E Preferred Stock, and shall include any successor to, or assignee or transferee of, any of the Series E Preferred Stockholders who shall agree in writing to be treated as a Series E Preferred Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                  "SERIES E REGISTRABLE SHARES" means shares of Common Stock issuable upon the conversion of shares of the Series E Preferred Stock, including shares of Common Stock issuable upon conversion of shares of Series E Preferred Stock issuable upon exercise of any warrants granted by the Corporation to Amazon.

                  "SERIES F MAJORITY IN INTEREST" means, at any point in time on an as-converted basis, holders of Series F Preferred Stock representing in the aggregate at least a majority of the Common Stock issuable upon the conversion of the Series F Preferred Stock.

                  "SERIES F PREFERRED STOCK" shall have the meaning set forth in the recitals.

                  "SERIES F PREFERRED STOCKHOLDERS" means the holders of the Series F Preferred Stock, and shall include any successor to, or assignee or transferee of, any of the Series F Preferred Stockholders who shall agree in writing to be treated as a Series F Preferred Stockholder and to be bound by the terms and to comply with the provisions of this Agreement.

                  "SERIES F REGISTRABLE SHARES" means shares of Common Stock issuable upon the conversion of shares of the Series F Preferred Stock.

                  "STOCKHOLDERS' AGREEMENT" means the Second Amended and Restated Stockholders' Agreement dated as of the date hereof among the Corporation and the other parties thereto.

                  SECTION 2.        REQUIRED REGISTRATION.

                  (a) On any date after the Registration Date, if holders of not less than 33% of the Registrable Shares then outstanding shall in writing state that such holders desire to sell at least 20% of the Registrable Shares held by them in the public securities markets and request the Corporation to effect the registration under the Securities Act of such Registrable Shares, the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of such Registrable Shares which the Corporation has been so requested to register. If the Corporation determines to have the Registrable Shares distributed by means of an underwritten offering, the Corporation and the requesting holders shall enter into an underwriting agreement with a major bracket or nationally known underwriter.

                  (b) Anything contained in Section 2(a) to the contrary notwithstanding, the Corporation shall not be obligated to effect any registration under the Securities Act pursuant to Section 2(a) except in accordance with the following provisions:


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                  (i) The Corporation shall not be obligated to use its best efforts to file and cause to become effective (A) more than two registration statements initiated pursuant to this Section 2, or (B) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares, Other Shares or Registrable Shares included pursuant to Section 3 are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days.

                  (ii) The Corporation may delay or suspend the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this
         Section 2 if at the time of such request (i) the Corporation is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or (ii) the Corporation reasonably determines that such registration and offering would interfere with any material transaction involving the Corporation, as approved by the Board of Directors, or if there exists at the time, material non-public information relating to the Corporation, which in the opinion of the Corporation, should not be disclosed or if the sale of shares thereunder would, in the opinion of the Corporation, be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Corporation; PROVIDED, HOWEVER, that the Corporation may only delay or suspend the filing or effectiveness of a registration statement pursuant to this
         Section 2(b)(ii) for a total of 180 days after the date of a request for registration pursuant to this Section 2.

                  (iii) With respect to any registration pursuant to this
         Section 2, the Corporation shall give notice of such registration to the holders of Registrable Shares who do not request registration hereunder. The Corporation shall include in such registration any Registrable Shares requested, within 10 days after the Corporation has given such notice, to be included by such holders and may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                           (A) first, the Registrable Shares requested to be
                  included in such registration which are Series F Registrable Shares, Series E Registrable Shares and Series D Registrable Shares (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                           (B) second, the Registrable Shares requested to be
                  included in such registration which are Founders' Registrable Shares (or, if necessary, such


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                  Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                           (C) third, the Registrable Shares requested to be
                  included which are Series C Registrable Shares and Series B Registrable Shares and the Primary Shares (or, if necessary, such Registrable Shares and Primary Shares PRO RATA among the holders thereof and the Corporation based upon the number of Registrable Shares and Primary Shares requested to be registered by each such holder and the Corporation); and

                           (D) fourth, the Other Shares.

                  (iv) Notwithstanding anything to the contrary contained in
         Section 2(b)(iii), with respect to any registration pursuant to this
         Section 2, the Corporation shall include no less than 15% of the Registrable Shares requested to be included in such registration.

                  SECTION 3.        PIGGYBACK REGISTRATION.

                  (a) On any date after the Registration Date, if the Corporation proposes for any reason to register shares of Common Stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the holders of Registrable Shares of its intention to so register such shares of Common Stock at least 30 days before the initial filing of such registration statement. Upon the written request of the holders of Registrable Shares to include Registrable Shares in such registration (which request (i) must be delivered to the Corporation within 20 days after delivery by the Corporation of any notice pursuant to this Section 3(a), (ii) shall specify the number of Registrable Shares proposed to be included in such registration and (iii) shall state that such holders of Registrable Shares desire to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                  (i)      first, the Primary Shares;

                  (ii) second, the Registrable Shares requested to be included in such registration which are Series F Registrable Shares, Series E Registrable Shares and Series D Registrable Shares (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);


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                  (iii) third, the Registrable Shares requested to be included in such registration which are Founders Registrable Shares (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder);

                  (iv) fourth, the Registrable Shares requested to be included in such registration which are Series C Registrable Shares and Series B Registrable Shares (or, if necessary, such Registrable Shares PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder); and

                  (v)      fifth, the Other Shares.

                  (b) Notwithstanding anything to the contrary contained in
Section 3(a), with respect to any registration pursuant to this Section 3, the Corporation shall include no less than 15% of the Registrable Shares requested to be included in such registration.

                  (c) The number of requests permitted by the holders of Registrable Shares pursuant to this Section 3 shall be unlimited.

                  SECTION 4.        REGISTRATIONS ON FORM S-3.

                  (a) Anything contained in Section 2 to the contrary notwithstanding, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of the Registrable Shares then outstanding shall have the right to request in writing that the Corporation effect the registration of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof and (ii) state the intended method of disposition of such Registrable Shares. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 4, be subject to, Section 2, including, without limitation, Section 2(a).

                  (b) The number of requests permitted by the holders of Registrable Shares pursuant to this Section 4 shall be unlimited.

                  SECTION 5.        HOLDBACK AGREEMENT.

                  (a) If the Corporation at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4 hereof) for sale to the public, the Stockholders shall not sell publicly or privately, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Shares (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4 hereof) without the prior written consent of the Corporation, for a period as shall be determined by the relevant managing underwriters, which period shall begin not more than 10 days prior to


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the initial filing of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement; PROVIDED, HOWEVER, that the officers and directors of the Corporation who own capital stock of the Corporation and all other holders of 5% or more of the capital stock of the Corporation shall each be subject to similar restrictions. The Corporation shall obtain the agreement of any Person permitted to sell shares of stock in such registration to be bound by and to comply with this Section 5 as if such Person were a Stockholder hereunder.

                  (b) If the Corporation shall at any time pursuant to Sections 2, 3 or 4 of this Agreement register under the Securities Act Registrable Shares for sale to the public pursuant to an underwritten offering, the Corporation shall not effect any public sale or distribution of securities similar to those being registered (excluding any registration statement on Form S-4 or S-8), or any securities convertible into or exercisable or exchangeable for such securities, for such period as shall be determined by the managing underwriters which period shall not extend more than 90 days after the effective date of such registration statement.

                  SECTION 6.        PREPARATION AND FILING.

                  (a) If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

                  (i) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 150 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (ii) furnish, at least five business days before filing a registration statement, to counsel designated by the Series F Preferred Stockholders, Series E Preferred Stockholders and Series D Preferred Stockholders ("INVESTORS' COUNSEL"), a copy of the registration statement proposed to be filed and the prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is reasonable under the circumstances);

                  (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus relating thereto as may be necessary to keep such registration statement effective for at least a period of 150 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (iv) provide written notice to Investors' Counsel concerning
         (i) the receipt by the Corporation of any comments of the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (v) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of the Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of such holders' Registrable Shares; PROVIDED, HOWEVER, that the Corporation will not be required
         (i) to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (v), (ii) to provide any material undertaking or make any changes in its by-laws or certificate of incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation or (iii) to modify any of its contractual relationships then existing;

                  (vi) furnish to the holders of such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (vii) without limiting subsection (v) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary (by virtue of the business and operations of the Corporation) to enable the holders of such Registrable Shares to consummate the disposition of such Registrable Shares;

                  (viii) notify the holders of such Registrable Shares on a timely basis of the happening of any event as a result of which a prospectus included in the registration statement relating to such Registrable Shares, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holders, prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to cause such prospectus, as so supplemented or amended, not to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (ix) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation and upon reasonable notice and during normal business hours, make available for inspection by the holders of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Series F Preferred Stockholders, Series E Preferred Stockholders, Series D Preferred Stockholders or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "INFORMATION") reasonably requested by any such Inspector in connection with such registration statement. Notwithstanding the foregoing, any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed to or by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information is generally available to the public other than as a result of disclosure by the Inspectors; the holders of such Registrable Shares agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential; and the Inspectors shall use best efforts to maintain the confidentiality of all information disclosed pursuant to this Section 6(a)(ix);

                  (x) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form, at customary times and covering matters of the type customarily covered by cold comfort letters;

                  (xi) obtain from its counsel an opinion or opinions in customary form;

                  (xii) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                  (xiii) issue to any underwriter to which the holders of such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                  (xiv) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for listing on the Nasdaq National Market, or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

                  (xv) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (xvi) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect such registration of such Registrable Shares contemplated hereby (including, without limitation, if the method of distribution is by means of an underwriting agreement in customary form).

                  (b) Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 6(a)(viii) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(viii) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

                  SECTION 7.        EXPENSES

                  All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 7) incurred by the Corporation in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and reasonable fees and expenses of the Investors' Counsel, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

                  SECTION 8.        INDEMNIFICATION

                  (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other Person acting directly on behalf of the holders of Registrable Shares in connection with the distribution thereof and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other Person acting on behalf of the holders of Registrable Shares and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; PROVIDED FURTHER, HOWEVER, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any holder of Registrable Shares, underwriter, broker or other Person acting on behalf of holders of Registrable Shares from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final prospectus had been made available to such holder of Registrable Shares, underwriter, broker or other Person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person, and the legal effect of delivery of such final prospectus would have been to eliminate the liability otherwise suffered or incurred by the Person asserting such loss, claim, damage, liability or expense.

                  (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Shares and each Person who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, if such untrue statement or allegedly untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter by or on behalf of such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this Section 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim or series of claims of all indemnified parties, it will not be obligated to pay the fees and expenses of more than one counsel with respect to all indemnified parties as to any claim or series of related claims. The indemnifying party may not settle any such claim without the consent of the indemnified party.

                  (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by PRO RATA allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation shall be entitled to contribution from any Person.

                  SECTION 9.        UNDERWRITING AGREEMENT

                  Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the holders of Registrable Shares shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control; PROVIDED, HOWEVER, that any such agreement to which the Corporation is not a party shall not be binding upon the Corporation. No holder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holders' securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

                  SECTION 10.       INFORMATION BY HOLDERS OF REGISTRABLE SHARES

                  Each holder of Registrable Shares shall furnish to the Corporation such written information regarding such Person and the distribution proposed by such Person as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

                  SECTION 11.       EXCHANGE ACT COMPLIANCE

                  From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with each holder of Registrable Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                  SECTION 12.       NO CONFLICT OF RIGHTS

                  The Corporation shall not, after the date hereof, grant any registration rights unless such registration rights are substantially similar to and no more favorable than those registration rights granted hereby and do not conflict with or otherwise impair any registration rights contained herein.

                  SECTION 13.       TERMINATION

                  This Agreement shall terminate and be of no further force or effect on December 23, 2006.

                  SECTION 14.       SUCCESSORS AND ASSIGNS

                  This Agreement shall bind and inure to the benefit of the Corporation and the Stockholders and, subject to Section 15, their respective successors and assigns.

                  SECTION 15.       ASSIGNMENT

                  Each holder of Registrable Shares may assign its rights hereunder to any purchaser or transferee of such Registrable Shares; PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a holder of Series F Registrable Shares, Series E Registrable Shares, Series D Registrable Shares, Series C Registrable Shares, Series B Registrable Shares or Founders Registrable Shares, as applicable, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee had originally been a party hereto; and PROVIDED, FURTHER, that such purchaser or transferee shall not be a competitor of the Corporation (as determined by the Board).

                  SECTION 16.       ENTIRE AGREEMENT

                  This Agreement, the Securities Purchase Agreement, the Stockholders' Agreement and the other writings referred to herein and therein or delivered pursuant hereto or thereto, contain the entire agreement among the Stockholders, the Corporation and any other parties to each of the foregoing with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

                  SECTION 17.       NOTICES

                  (a) All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation or the Founders, to:

                           Kozmo.com, Inc.
                           80 Broad Street
                           18th Floor
                           New York, NY  10004
                           Telephone: (212) 797-1330
                           Telecopy: (212) 797-1400
                           Attention: Joseph Park

                           with a copy to:

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, New York, 10022
                           Telephone: (212) 848-8000
                           Telecopy: (212) 848-7179
                           Attention: Spencer D. Klein, Esq.;

                  (ii) if to the Series F Preferred Stockholders, to their respective addresses set forth on ANNEX I hereto, with a copy to:

                           Davis Wright Tremaine LLP
                           1300 S.W. Fifth Avenue
                           Suite 2300
                           Portland, Oregon 97201
                           Telephone: 503-241-2300
                           Telecopy: 503-778-5299
                           Attention: Benjamin G. Wolff, Esq.

                  (iii) if to the Series E Preferred Stockholders, to their respective addresses set forth on ANNEX I hereto, with a copy to:

                           Perkins Coie LLP
                           1201 Third Avenue
                           Seattle, Washington 98101
                           Telephone: (206) 583-8888
                           Telecopy: (206) 583-8500

                           Attention: Scott L. Gelband, Esq.;

                  (iii) if to the Series D Preferred Stockholders, to their respective addresses set forth on ANNEX I hereto, with a copy to:

                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza
                           New York, New York  10112
                           Telephone:  (212) 408-2400
                           Telecopy:  (212) 408-2420
                           Attention:  Michael J. O'Brien, Esq.; and

                  (iv) if to the Series B Preferred Stockholders and Series C Preferred Stockholders, to their respective addresses set forth on ANNEX I hereto.

                  (b) All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

                  SECTION 18.       MODIFICATIONS; AMENDMENTS; WAIVERS

                  The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation, the Series F Majority in Interest, the Series E Majority in Interest and the Series D Majority in Interest.

                  SECTION 19.       COUNTERPARTS; FACSIMILE SIGNATURES

                  This Agreement may be executed in any number of counterparts (including by telecopy), and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 20.       HEADINGS

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  SECTION 21.       SEVERABILITY; GOVERNING LAW

                  It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

                  SECTION 22.       AMENDMENT AND RESTATEMENT OF EXISTING
                                    AGREEMENTS

                  (a) The form, terms and provisions of (i) the Stockholders' Agreement, dated as of December 7, 1998, among the Corporation and the holders of the Series B Preferred Stock listed on the signature pages thereof, and (ii) the Stockholders' Agreement, dated as of April 15, 1999, among the Corporation and the holders of Series C Preferred Stock listed in the signature pages thereof, were deemed amended and restated in their entirety by the Registration Rights Agreement and the Stockholders' Agreement, each dated as of October 4, 1999, among the Corporation and the other parties thereto.

                  (b) The form, terms and provisions of the Registration Rights Agreement, dated as of October 4, 1999, among the Corporation and the other parties thereto, were deemed amended and restated in their entirety by the Existing Agreement, and the form, terms and provisions of the Stockholders' Agreement, dated as of October 4, 1999, among the Corporation and the other parties thereto, were deemed amended and restated in their entirety by the First Amended and Restated Stockholders' Agreement, dated as of December 23, 1999, among the Corporation and the other parties thereto.

                  (c) The form, terms and provisions of the Existing Agreement and the First Amended and Restated Stockholders' Agreement, dated as of December 23, 1999, between the Corporation and the other parties thereto, are deemed amended and restated in their entirety by this Agreement and the Stockholders' Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       KOZMO.COM, INC.



                                       By:
                                           -----------------------------------
                                       Name:  Joseph Park
                                       Title:  Chief Executive Officer

                                       CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                       By: CHASE CAPITAL PARTNERS, Its
                                           General Partner


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       THE FLATIRON FUND 1998/99, LLC


                                       By:
                                           -----------------------------------
                                       Name:  I. Robert Greene
                                       Title: Managing Member




                                       THE FLATIRON FUND 2000, LLC


                                       By:
                                           -----------------------------------
                                       Name:  I. Robert Greene
                                       Title: Managing Member




                                       FLATIRON ASSOCIATES, LLC


                                       By:
                                           -----------------------------------
                                       Name:  I. Robert Greene
                                       Title: Managing Member

                                       OAK INVESTMENT PARTNERS VIII
                                       LIMITED PARTNERSHIP

                                       By: OAK ASSOCIATES VIII, LLC, Its General
                                       Partner


                                       By:
                                           -----------------------------------
                                       Name:  Gerald R. Gallagher
                                       Title: Managing Member






                                       OAK VIII AFFILIATES FUND
                                       LIMITED PARTNERSHIP

                                       By: OAK VIII AFFILIATES LLC, Its General
                                       Partner


                                       By:
                                           -----------------------------------
                                       Name:  Gerald R. Gallagher
                                       Title: Managing Member

                                       AMAZON.COM, INC.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       STARBUCKS ASSET MANAGEMENT CORPORATION


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       HIKARI TSUSHIN, INC.


                                       By:
                                           -----------------------------------
                                       Name:  Masahide Saito
                                       Title: Managing Director, Corporate
                                              Strategy and Investment
                                              Headquarters

                                       TECHVANTAGE PARTNERS, L.P.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:





                                       TECHVANTAGE OVERSEAS FUND INC.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:






                                       TECHVANTAGE QUALIFIED PARTNERS, L.P.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       SEMPER VENTURES, LLC


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       AMERINDO TECHNOLOGY GROWTH FUND II, INC.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:


                                       SANDS BROTHERS/AMERINDO TECHNOLOGY
                                       ASSOCIATES LLC


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:


                                       SANDS BROTHERS/AMERINDO TECHNOLOGY
                                       ASSOCIATES INSTITUTION LLC


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:


                                       SANDS BROTHERS/AMERINDO TECHNOLOGY
                                       OFFSHORE ASSOCIATES LLC


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       LITTON MASTER TRUST


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:




                                       ---------------------------------------
                                       James Stableford




                                       ---------------------------------------
                                       Joaquin Garcia-Larrieu




                                       ---------------------------------------
                                       Marc Weiss

                                       AXALON (OFFSHORE) I, L.P.

                                       By: AXALON VENTURES, LLC, its General
                                           Partner


                                       By:
                                           -----------------------------------
                                       Name: Edward J. Ryeom
                                       Title: Member

                                       HYOSUNG CORPORATION


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:






                                       ---------------------------------------
                                       Joon Cho

                                       NEOCARTA VENTURES, L.P.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:



                                       NEOCARTA SCOUT FUND, L.L.C.


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:




                                       ---------------------------------------
                                       S. Taylor Glover

                                       SANDS BROTHERS VENTURE CAPITAL LLC

                                       By: SB VENTURE CAPITAL MANAGEMENT
                                           ASSOCIATES LLC, its
                                           Manager


                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:





                                       SB E-ORDER ASSOCIATES LLC



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       PCG VENTURES



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:






                                       PCG VENTURES



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       ETRILLIUM, L.L.C.



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       GRAMERCY TRUST III



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:




                                       THE ROOSEVELT GROUP



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       TIME WARNER ENTERTAINMENT COMPANY, L.P.



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       COLUMBIA TRISTAR HOME VIDEO



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                       LIBERTY DIGITAL, INC.



                                       By:
                                           -----------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX I

                                  STOCKHOLDERS



I.       SERIES F PREFERRED STOCKHOLDERS


Amerindo Technology Growth Fund II, Inc.
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Argossy Limited
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

Axalon (Offshore) I, L.P.
c/o Axalon Ventures
575 8th Avenue
17th Floor
New York, NY 10018
Attn: Steve Hall

Chase Venture Capital Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue
New York, NY 10017
Attn: I. Robert Greene

Jack Chen
15 East Putnam Avenue
# 3250
Greenwich, CT 06830

Joon Cho
c/o Harry Sung Yoon Nam
Hyosung Building, 12th Floor
450 Kongduk-Dong, Mapo-Ku
Seoul, Korea 121-020

Columbia TriStar Home Video
10202 W. Washington Boulevard
SPP 8402
Culver City, CA 90232
Attn: Robin Russell

Critical Mass Ventures LLC
c/o Russ Pillar
Virgin Entertainment Group, Inc.
4751 Wilshire Boulevard
3rd Floor
Los Angeles, CA 90010

Eric Dobkin
Goldman Sachs
One New York Plaza
50th Floor
New York, NY 10004

Flatiron Associates, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

The Flatiron Fund 2000, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

Joaquin Garcia-Larrieu
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Gramercy Trust III
c/o Sam Pai
27 Maple Street
Roslyn Heights, NY 11577

S. Taylor Glover
468 Blackland Road
Atlanta, GA 30342

Hikari Tsushin, Inc.
1285 Avenue of the Americas
35th Floor
New York, NY 10019
Attn: Steve Lammers

Hyosung Corporation
c/o Harry Sung Yoon Nam
Hyosung Building, 12th Floor
450 Kongduk-Dong, Mapo-Ku
Seoul, Korea 121-020

Liberty Digital, Inc.
12312 Olympic Boulevard
Los Angeles, CA 90064
Attn: Director of Business Development and Strategy

Litton Master Trust
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Moriah Fund
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006
Attention: Mary Ann Stein

NeoCarta Scout Fund, L.L.C.
Two Embarcadero Center
Ste.  460
San Francisco, CA 94111

NeoCarta Ventures, L.P.
Two Embarcadero Center
Ste.  460
San Francisco, CA 94111

Oak VIII Affiliates Fund, Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald R. Gallagher

Oak Investment Partners VIII, Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald R. Gallagher

Odyssey Venture Partners L.P.
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

PGC Ventures
360 N. Crescent Drive
Beverly Hills, CA 90210
Attn: Chad Brownstein

The Roosevelt Group
c/o Ted Malloch
615 Blackbeard Road
Queens Town, MD 21658

Sands Brothers/Amerindo Technology Associates LLC
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Sands Brothers/Amerindo Technology Associates Institution LLC
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso


Sands Brothers/Amerindo Technology Offshore Associates LLC
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

Sands Brothers Venture Capital LLC
90 Park Avenue
39th Floor
New York, NY 10016
Attn: Alan Bluestine

SB e-Order Associates LLC
90 Park Avenue
39th Floor
New York, NY 10016
Attn: Alan Bluestine

Seligman Investment Opportunities (Master) Fund - NTV Portfolio
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Seligman New Technologies Fund, Inc.
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Semper Ventures, LLC
325 M. Sharon Park Drive
Ste.  220
Menlo Park, CA 94025
Attn: Victor Lee

SOFTBANK Capital Advisors Fund LP
10 Langely Road
Suite 403
Newton Center, MA 02459
Attn: Steve Murray

SOFTBANK Capital Partners LP
10 Langely Road
Suite 403
Newton Center, MA 02459
Attn: Steve Murray

James Stableford
c/o Amerindo Investment Advisors
43 Upper Grosvenor Street
London, England W1X 9PG

Starbucks Asset Management Corporation
c/o Starbucks Corporation
2401 Utah Ave.  South
Seattle, WA 98134-1431
Attn: General Counsel

Dorothy Stein
666 Greenwich Street
Apt.  934
New York, NY 10014

Gideon Stein
666 Greenwich Street
Apt.  828
New York, NY 10014

Mary Ann Stein
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006

Noah Stein
441 West 22nd Street
Apt.  202
New York, NY 10011

Lawson & Judith Stiff
132 Marion Street
Denver, CO 80218

Ravi Swamy
2300 Walnut Street
Apt.  302
Philadelphia, PA 19103

TechVantage Overseas Fund Inc.
c/o Westway Capital
16 Bridge Square
Westport, CT 06880
Attn: Steven Suss

TechVantage Partners, L.P.
c/o Westway Capital
16 Bridge Square
Westport, CT 06880
Attn: Steven Suss

TechVantage Qualified Partners, L.P.
c/o Westway Capital
16 Bridge Square
Westport, CT 06880
Attn: Steven Suss

Cornelius Thornton
Goldman Sachs
One New York Plaza
46th Floor
New York, NY 10004

Time Warner Entertainment Company, L.P.
Building 166
Room 203
4000 Warner Boulevard
Burbank, CA 91522
Attn: Clarissa Weirwick

eTrillium, L.L.C.
c/o Hugh Evans
Stonington Partners
767 Fifth Avenue, 48th Floor
New York, NY 10153

TWB Investment Partnership
c/o Robert Giles
Perkins Coie LLP
1201 Third Avenue
40th Floor
Seattle, WA 98101

Marc Weiss
c/o Amerindo Investment Advisors
399 Park Avenue, 22nd Floor
New York, NY 10022
Attn: Jessica Caruso

II.      SERIES E PREFERRED STOCKHOLDERS

Patricia Abramson
3005 O Street NW
Washington, DC 20007

 Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Access Technology Partners Brokers Fund, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Amazon.com, Inc.
1200 12th Avenue South
Suite 1200
Seattle, Washington 98144
Attention: General Counsel

Argossy Limited
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

Aurora Investment II LLC
c/o Henry Kravis
Kravis Partners/KKR
9 West 57th Street
42nd Floor
New York, NY 10019
Attn: James Goldrick

Larry Benn
Goldman Sachs
One New York Plaza
45th Floor
New York, NY 10004

Gerry Burdo
80 Broad Street
18th Floor
New York, NY 10004

Bob Burkett
Gilman Strategic Development Inc.
111 West 50th Street
New York, NY 10020

Lawrence Calcano
10 Lauder Way
Greenwich, CT 06830

Chase Venture Capital Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue
New York, NY 10017
Attn: I. Robert Greene

Jack Chen
18 Montgomery Lane
Greenwich, CT 06830

Joon Cho
c/o Harry Sung Yoon Nam
Hyosung Building, 12th Floor
450 Kongduk-Dong, Mapo-Ku
Seoul, Korea 121-020

Critical Mass Ventures LLC
c/o Russ Pillar
Virgin Entertainment Group, Inc.
4751 Wilshire Boulevard
3rd Floor
Los Angeles, CA 90010

Domenic Davi
163 Third Avenue
DMB 140
New York, NY 10013

Eric Dobkin
Goldman Sachs
One New York Plaza
50th Floor
New York, NY 10004

Kevin Eilian
2025 Broadway
Suite 30H
New York, NY 10023

Flatiron Associates, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

The Flatiron Fund 2000, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

Elisabeth Fontenelli
420 East 80th Street
New York, NY 10021

Yaccov Gorsd
CIBOX
Zl du bois de l'Epine
11 Ave.  Joliot Curie
91130 Ris Orangis

Gracie Partners LLC
610 Fifth Avenue
7th Floor
New York, NY 10020

Gramercy Trust II
c/o Sam Pai
27 Maple Street
Roslyn Heights, NY 11577

H&Q Employee Venture Fund 2000, L.P.
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

H&Q Kozmo.com Investors, LLC
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Hambrecht & Quist California
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Ingram Capital Inc.
Two Ingram Boulevard
LaVergne, TN 37089
Attn: Donnie Daniel

ISM Consulting
c/o Sam Pai
27 Maple Street
Roslyn Heights, NY 11577

Bernhard S. Kluger
314 East 6th Street
Apt.  1
New York, NY 10003

Daniella Koren
571 Wayne Drive
River Vale, NJ 07675

Levy Group Investment Fund, LLC
1321 1/2 Wisconsin Avenue, NW
Washington, DC 20007
Attention: Richard Levy

Jean-Pierre Millet
The Carlyle Group
112 Ave.  Kleber
75016 Paris
France

Moriah Fund
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006
Attention: Mary Ann Stein

New York City Investment Fund, LLC
1 Battery Park Plaza
5th Floor
New York, NY 10004
Attn: Janice Roberts

George Nicolau
125 East 10th Street
New York, NY 10003

Siobhan Nicolau
36 East 22nd Street
9th Floor
New York, NY 10010

Oak VIII Affiliates Fund Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald  R. Gallagher

Oak Investment Partners VIII Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald  R. Gallagher

Odyssey Venture Partners L.P.
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

Megan Oppenheimer
c/o George Nicolau
125 East 10th Street
New York, NY 10003

RF Ventures LLC
c/o Joseph Rosenberg
1085 Park Avenue
Apt.  7B
New York, NY 10128

Alexander Rabb
61 Antrim Street
Cambridge, MA 02139

Katherine Rabb
1625 S Street, NW
Apt.  5
Washington, DC 20009

Lawrence Robins
239 Park Avenue South
Apt.  2C
New York, NY 10003

David Rockefeller
30 Rockefeller Plaza
Room 5600
New York, NY 10112
Attn: Richard Cataldo

David Rubinstein
The Carlyle Group
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, DC 20004-2505

Peter Sabesan
Hunter Realty
61 Broadway
Room 2215
New York, NY 10006

Seligman Investment Opportunities (Master) Fund - NTV Portfolio
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Seligman New Technologies Fund, Inc.
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Shearman & Sterling
599 Lexington Avenue
New York, NY 10022
Attn: Managing Partner

Chris Shimojima
80 Broad Street
18th Floor
New York, NY 10004

Christopher Siragusa
80 Broad Street
18th Floor
New York, NY 10004

Katarina Sjoblom
1105 First Avenue
Apt.  15
New York, NY 10021

SOFTBANK Capital Partners LP
10 Langely Road
Suite 403
Newton Center, MA 02459
Attention: Steve Murray

SOFTBANK Capital Advisors Fund LP
10 Langely Road
Suite 403
Newton Center, MA 02459
Attention: Steve Murray

Dorothy Stein
666 Greenwich Street
Apt.  934
New York, NY 10014

Gideon Stein
666 Greenwich Street
Apt.  828
New York, NY 10014

Mary Ann Stein
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006

Noah Stein
441 West 22nd Street
Apt.  202
New York, NY 10011

Robert Stein
3016 43rd Street, NW
Washington, DC 20016

Todd Steinberg (1996) Long Term Trust
166 Duane Street
Apt.  3B
New York, NY 10013

Lawson & Judith Stiff
132 Marion Street
Denver, CO 80218

Beatriz Tacla
245 East 50th Street
Apt.  3A
New York, NY 10022

Tailwind Capital Partners, L.P.
1 Montgomery Street
37th Floor
San Francisco, CA 91404
Attn: Mark Lieberman

Jean-Bernard Tellio
57 Berkeley Square
London W1X 5DH

Cornelius Thornton
Goldman Sachs
One New York Plaza
46th Floor
New York, NY 10004

Trimtab Ventures, LLC
c/o David Pensky
1054 31st Street, NW
Ste.  110
Washington, DC 20007

Triad Media Ventures
177 Broad Street
Stamford, CT 06901

TWB Investment Partners
c/o Perkins Coie LLP
1201 Third Avenue
40th Floor
Seattle, WA 98101
Attn: Robert Giles

II.      SERIES D PREFERRED STOCKHOLDERS

The 2003 Fund, Inc.
c/o Gramercy Trust
100 Wall Street; 2nd Floor
New York, NY  10005
Attn:  Philip S. Kampe

Patty Abramson
3005 O Street NW
Washington, DC 20007

Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Access Technology Partners Brokers Fund, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Argossy Limited
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

David Bowen
323 Sterling Place
Brooklyn, NY  11238

Bob Burkett
Gilman Strategic Development Inc.
111 West 50th Street
New York, NY 10020

Chase Venture Capital Associates, L.P.
c/o Chase Capital Partners
380 Madison Avenue
New York, NY 10017
Attn: I. Robert Greene

Jack Chen
18 Montgomery Lane
Greenwich, CT 06830

Charles Crockett
One Astor Place, Apt. 2C
New York, NY 10003

Steven Einhorn
115 Central Park West  Apt 10D
New York, NY  10023

Flatiron Associates, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

The Flatiron Fund 1998/99, LLC
c/o Flatiron Partners
257 Park Avenue South
New York, NY 10010
Attn: Jerry Colonna

Jeffrey Gossett
77 West 15th Street
Apt.  3E
New York, NY 10011

Gracie Partners LLC
c/o Richard E. Salomon
610 Fifth Avenue
7th Floor
New York, NY 10020

H&Q Kozmo.com Investors, LLC
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Hambrecht & Quist California
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Hambrecht & Quist Employee Venture Fund, L.P. II
c/o Access Technology Partners, L.P.
One Bush Street
San Francisco, CA 94104
Attn: Isaac Ruiz

Leon Henderson, Jr.
18 Old Quarry Road
Englewood, NJ  07631

ISM Consulting, Inc.
c/o Gramercy Trust
100 Wall Street; 2nd Floor
New York, NY  10005
Attn: Sam Pai

Henry Kravis
Kravis Partners/KKR
9 West 57th Street
42nd Floor
New York, NY 10019
Attn: James Goldrick

Levy Group Investment Fund, LLC
c/o Richard Levy
1321 1/2 Wisconsin Avenue, NW
Washington, DC  20007

Roszell Mack III
155 West 70th Street  Apt 7G
New York, NY  10023

Georgianna McGuire
c/o Gideon Stein
666 Greenwich Street #828
New York, NY  10014

Elaine McKay Revocable Trust
c/o Rob McKay
303 Sacramento Street
San Francisco, CA 94103

Moriah Fund
c/o Mary Ann Stein
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006

Adele M. Morrissette
70 East 88th Street, Suite 2E
New York, NY  10128

Eric Mullins
3350 Parkwood Drive
Houston, TX  77021

New York City Investment Fund
1 Battery Park Plaza
5th Floor
New York, NY 10004
Attn: Janice Roberts

Anthony Nicolau
c/o George Nicolau
125 East 10th Street
New York, NY  10003

Brien Nicolau
c/o George Nicolau
125 East 10th Street
New York, NY  10003

George Nicolau
125 East 10th Street
New York, NY  10003

Siobhan Nicolau
36 East 22nd Street; 9th Floor
New York, NY 10010

Oak VIII Affiliates Fund Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald  R. Gallagher

Oak Investment Partners VIII Limited Partnership
c/o Oak Investment Partners
90 South 7th Street
Ste.  4550
Minneapolis, MN 55402
Attn: Gerald  R. Gallagher

Odyssey Venture Partners L.P.
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

Megan Oppenheimer
c/o George Nicolau
125 East 10th Street
New York, NY  10003

R. Scot Perlin and Martha Perlin, Tenants in Common
40 East 94th Street #11A
New York, NY  10128

Alexander Rabb
61 Antrim Street
Cambridge, MA 02139

Katherine Rabb
1625 S Street, NW
Apt.  5
Washington, DC 20009

E. John Rice, Jr.
2332 Massachusetts Avenue NW
Washington, DC  20008

David Rockefeller
30 Rockefeller Plaza
Room 5600
New York, NY 10112
Attn: Richard Cataldo

David Schlessinger
125 Lincoln Avenue  #400
Santa Fe, NM  87501

Seligman Investment Opportunities (Master) Fund - NTV Portfolio
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Seligman New Technologies Fund, Inc.
100 Park Avenue
New York, NY 10017
Attn: James Curtis

Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Dorothy Stein
1001 Gardenview Drive  Apt 807
Atlanta, GA  30319

Gideon Stein
666 Greenwich Street #828
New York, NY  10014

Mary Ann Stein
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006

Noah Stein
441 West 22nd Street
Apt.  202
New York, NY 10011

Robert Stein
3016 43rd Street, NW
Washington, DC  20016

Todd Steinberg and Lisa Barry, Tenants in Common
166 Duane Street #3B
New York, NY  10013

Todd Steinberg (1996) Long Term Trust
166 Duane Street #3B
New York, NY  10013

Tailwind Capital Partners, L.P.
1 Montgomery Street
37th Floor
San Francisco, CA 91404
Attn: Mark Lieberman

Cornelius Thornton
One New York Plaza
Goldman Sachs
46th Floor
New York, NY 10004

Triad Media Ventures
177 Broad Street
Stamford, CT 06901

Trimtab Ventures, LLC
c/o David Pensky
1054 31st Street, NW
Ste.  110
Washington, DC 20007

Harold Vogel
4525 Henry Hudson Parkway
Bronx, NY  10471

Darryl Wash
61 West 62nd Street   #9D
New York, NY  10023

III.     SERIES C PREFERRED STOCKHOLDERS

Patty Abramson
3005 O Street NW
Washington, DC 20007

Argossy Limited
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

David Bolotsky
500A Grand Street #5A
New York, NY  10002

David Bowen
323 Sterling Place
Brooklyn, NY  11238

Walter Boyles
34 Parkview Road
Cranbury, NJ  08512

A. Donald & Katherine Bramante
6343 31st Street NW
Washington, DC  20015

Derek Brown
215 West 109th Street
New York, NY  10025

Jack Chen
18 Montgomery Lane
Greenwich, CT 06830

Jonathan Cohen
33 West 93rd Street    #5-B
New York, NY  10025

Colrain Associates
c/o Bruce Rabb
919 Third Avenue; 40th Floor
New York, NY  10022

Charles Crockett
One Astor Place, Apt. 2C
New York, NY 10003

Frank Davi
163 Third Avenue  Suite 814
New York, NY 10003

Richard Davies
119 Corbett Avenue
San Fransisco, CA  94114

Matthew DeGanon
375 South End Avenue  #27M
New York, NY 10280

Wendell Doke, Jr.
c/o Wendell Doke
5201 S. Cornell   #20C
Chicago, IL  60615

Marc Edelman and Debora S. Munczek
116 Pinehurst Avenue
Apt.  F61
New York, NY  10033-1755

John Egan, Jr.
80 Harmon Road
Mickleton, NJ  08056

Steven Einhorn
115 Central Park West  Apt 10D
New York, NY  10023

Elisabeth Fontenelli
420 East 80th Street
New York, NY  10021

Gramercy Trust
100 Wall Street; 2nd Floor
New York, NY  10005
Attn: Sam Pai

John Green
52 Haller Drive
Cedar Grove, NJ  07009

Leon Henderson, Jr.
18 Old Quarry Road
Englewood, NJ  07631

Gary Hoffman
20747 Scenic Vista Drive
San Jose, CA  95120

Levy Group Investment Fund, LLC
c/o Richard Levy
1321 1/2 Wisconsin Avenue, NW
Washington, DC  20007

Mark Lieberman
Thomas Weisel Partners
One Montgomery Street
Suite 3700
San Francisco, CA 94104

Roszell Mack III
155 West 70th Street  Apt 7G
New York, NY  10023

Elaine McKay Revocable Trust
c/o Rob McKay
303 Sacramento Street
San Francisco, CA 94103

Elizabeth O'Kane McLaury
4263 Navajo Street
Toluka Lakes, CA 91602

Reed R. Menefee
12101 Glen Mill Road
Potomac, MD  20854
Sara R. Menefee;
12101 Glen Mill Road
Potomac, MD  20854

Christopher Miller
13-17 Laight Street
New York, NY  10013

Robert G. Miller
0305 S.W. Montgomery   #F508
Portland, OR 97201

Adele M. Morrissette
170 East 88th Street, Suite 2E
New York, NY  10128

Michael Mrkulic
40 Oaktree Lane
Bloomfield, NJ 07003

Eric Mullins
3350 Parkwood Drive
Houston, TX  77021

Herman Munczek
1205 Schwarz Road
Lawrence, KS   66049

Oasis Direct Venture #3
9424 Mountain Ridge Drive
Boulder, CO 80302
Attn: Marwan Al-Baward

Odyssey Venture Partners L.P.
Bermuda Commercial Bank Building
44 Church Street
Hamilton HM 12
Bermuda
Attn: Antionette Drinkwater

R. Scot Perlin and Martha Perlin, Tenants in Common
40 East 94th Street #11A
New York, NY  10128

R. Scot Perlin Cust. Ross Adam Perlin UGMA
40 East 94th Street    #11A
New York, NY  10128

Harriet Rabb
580 West End Avenue
New York, NY 10024

Maxwell Rabb
480 Park Avenue
Apartment 4G
New York, NY 10022

E. John Rice, Jr.
2332 Massachusetts Avenue NW
Washington, DC  20008

David Schlessinger
125 Lincoln Avenue  #400
Santa Fe, NM  87501

Mario Shiloloski
144 Sullivan Street   #2
New York, NY 10012

James Snider
1405 McCrae Trail
Southlake, TX  76092

Dorothy Stein
1001 Gardenview Drive  Apt 807
Atlanta, GA  30319

Gideon Stein
666 Greenwich Street #828
New York, NY  10014

Mary Ann Stein
1 Farragut Square South
1634 I Street, NW
Ste.  1000
Washington, DC 20006

Noah Stein
441 West 22nd Street
Apt.  202
New York, NY 10011

Robert Stein
3016 43rd Street, NW
Washington, DC  20016

Todd Steinberg and Lisa Barry, Tenants in Common
166 Duane Street #3B
New York, NY  10013

Ravi Swamy
2300 Walnut Street
Apt.  302
Philadelphia, PA 19103

Cornelius Thornton
One New York Plaza
Goldman Sachs
46th Floor
New York, NY 10004

Trimtab Ventures, LLC
c/o David Pensky
1054 31st Street, NW
Ste.  110
Washington, DC 20007

Harold Vogel
4525 Henry Hudson Parkway
Bronx, NY  10471

Darryl Wash
61 West 62nd Street   #9D
New York, NY  10023

Zoey T. Zebedee
c/o Gideon Stein
666 Greenwich Street #828
New York, NY  10014

IV.      SERIES B PREFERRED STOCKHOLDERS


John Bartholdson
Stonington Partners
767 Fifth Avenue, 48th Floor
New York, NY  10153

Rob Cihra
ING Baring Furnan Selz LLC
230 Park Avenue
New York, NY  10169

Colrain Associates
c/o Bruce Rabb
919 Third Avenue; 40th Fl
New York, NY  10022

Hugh Evans
Stonington Partners
767 Fifth Avenue, 48th Floor
New York, NY 10153

John Fitzgibbons
KMOC
152 West 57th Street, 29th Floor
New York, NY  10019

Levy Group Investment Fund, LLC
c/o Richard Levy
1321 1/2 Wisconsin Avenue, NW
Washington, DC  20007

Merion Partners
c/o Arena Capital Partners
540 Madison Avenue
25th Floor
New York, NY 10022
Attn: Jackie Bajart

Monkey Rock Ventures, LLC
41 East 11th Street, Suite 1100
New York, NY  10003
Attn: Gideon Stein
Bob Mylod
Priceline.com
5 High Ridge Road
Stamford, CT 06905

George Nicolau
125 East 10th Street
New York, NY  10003

Siobhan Nicolau
36 East 22nd Street; 9th Floor
New York, NY 10010

Harriet Rabb
580 West End Avenue
New York, 10024

Maxwell Rabb
480 Park Avenue  #4-G
New York, NY  10022

Scott Shaw
Stonington Partners
767 Fifth Avenue,  48th Floor
New York, NY  10153

Dorothy Stein
1001 Gardenview Drive  Apt 807
Atlanta, GA  30319

Gideon Stein
666 Greenwich Street #828
New York, NY  10014

Noah Stein
441 West 22nd Street
Apt.  202
New York, NY 10011

Robert Stein
3016 43rd Street, NW
Washington, DC  20016

Trimtab Ventures, LLC
c/o David Pensky
1054 31st Street, NW
Ste.  110
Washington, DC 20007

                         -------------------------------


                           SECOND AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                         -------------------------------


                                      Among

                                 KOZMO.COM, INC.

                                     and the

                         STOCKHOLDERS IDENTIFIED HEREIN


                           Dated as of March 14, 2000

                                TABLE OF CONTENTS

                                                                                   PAGE
SECTION 1.        Definitions ...................................................    1
SECTION 2.        Required Registration .........................................    4
SECTION 3.        Piggyback Registration ........................................    6
SECTION 4.        Registrations on Form S-3 .....................................    7
SECTION 5.        Holdback Agreement ............................................    7
SECTION 6.        Preparation and Filing ........................................    8
SECTION 7.        Expenses ......................................................   11
SECTION 8.        Indemnification ...............................................   11
SECTION 9.        Underwriting Agreement ........................................   14
SECTION 10.       Information by Holders of Registrable Shares ..................   14
SECTION 11.       Exchange Act Compliance .......................................   15
SECTION 12.       No Conflict of Rights .........................................   15
SECTION 13.       Termination ...................................................   15
SECTION 14.       Successors and Assigns ........................................   15
SECTION 15.       Assignment ....................................................   15
SECTION 16.       Entire Agreement ..............................................   16
SECTION 17.       Notices .......................................................   16
SECTION 18.       Modifications; Amendments; Waivers ............................   17
SECTION 19.       Counterparts; Facsimile Signatures ............................   17
SECTION 20.       Headings ......................................................   18
SECTION 21.       Severability; Governing Law ...................................   18
SECTION 22.       Amendment and Restatement of Existing Agreements ..............   18